Exhibit 10.20

GETAROUND, INC.

SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT

This Subordinated Convertible Note Purchase Agreement (this “Agreement”) is made as of May 24, 2022 by and between Getaround, Inc., a Delaware corporation (the “Company”), and each of the purchasers listed on Exhibit A attached to this Agreement (each a “Purchaser” and together the “Purchasers”).

RECITALS

The Company desires to issue and sell and each Purchaser desires to purchase, a subordinated convertible promissory note in substantially the form attached to this Agreement as Exhibit B (the “Note”) which shall be convertible on the terms stated therein into equity securities of the Company. The Notes and the equity securities issuable upon conversion or exercise thereof are collectively referred to herein as the “Securities.” Capitalized terms not otherwise defined herein have the meaning given them in the Note.

AGREEMENT

The parties hereby agree as follows:

1. Purchase and Sale of Notes.

(a) Sale and Issuance of Notes. Each Purchaser hereby confirms its good faith intention to purchase Notes, in one or more closings as soon as practicable, in the aggregate principal amount set forth opposite such Purchaser’s name on Exhibit A-1 under “Indications of Interest”. Subject to the terms and conditions of this Agreement, each Purchaser agrees, severally and not jointly, to purchase at the Closing (as defined below), and the Company agrees to sell and issue to each Purchaser a Note in the principal amount set forth opposite such Purchaser’s name on Exhibit A-2 under “Schedule of Purchasers”. The purchase price of each Note shall be equal to 100% of the principal amount of such Note. The Company’s agreements with each of the Purchasers are separate agreements, and the sales of the Notes to each of the Purchasers are separate sales.

(b) Closing; Delivery.

(i) The purchase and sale of the Notes shall take place remotely by the electronic exchange among the parties and their counsel of all documents and deliverables required under this Agreement at 10:00 a.m. Pacific Time Zone no later than three (3) Business Days (as defined below) after the satisfaction or waiver of all of the closing conditions set forth in Sections 6 and Section 7 hereto, or in such other manner or at such other place or later time as the Company and the Purchasers mutually agree upon, orally or in writing (which time and place are designated as the “Initial Closing”). In the event there is more than one closing, the term “Closing” shall apply to each such closing, unless otherwise specified herein. Promptly after each Closing pursuant to this Section 1(b), Exhibit A-2 will be amended to list the Purchasers in that Closing, including the name of each Purchaser and the investment total for each Purchaser’s Note, and any such amendment shall not be deemed to be an amendment under this Agreement. As used herein, the term “Business Day” shall mean any day which is not (i) a Saturday or Sunday or (ii) a day on which banks in San Francisco, CA, Tokyo and London are authorized or required to be closed.

(ii) At each Closing, the Company shall deliver to each Purchaser the Note to be purchased by such Purchaser against (1) payment of the purchase price therefor by check payable to the Company or by wire transfer to a bank designated by the Company, (2) delivery of counterpart signature pages to this Agreement and the Note and (3) except with respect to SoftBank (as defined below) delivery of a validly completed and executed IRS Form W-8BEN/W-8BEN-E, IRS Form W-9 or similar form, as applicable, establishing such Purchaser’s exemption from withholding tax.

(iii) Until such time as the aggregate amount of principal indebtedness evidenced by the Notes equals a total of $50,000,000, the Company may sell additional Notes to such persons or entities as determined by the Company. All such sales shall be made on the terms and conditions set forth in this Agreement. For purposes of this Agreement, and all other agreements contemplated hereby, any additional purchaser so acquiring Notes shall be deemed to be a “Purchaser” for purposes of this Agreement, and any notes so acquired by such additional purchaser shall be deemed to be “Notes.”

2. Stock Purchase Agreement. Each Purchaser understands and agrees that the conversion of the Notes into equity securities of the Company may require such Purchaser’s execution of certain agreements relating to the purchase and sale of such securities as well as any rights relating to such equity securities (except with respect to conversion in connection with a Qualified IPO (as defined in the Company’s Eleventh Amended & Restated Certificate of Incorporation, as amended from time to time)).

3. Subordination. The indebtedness evidenced by the Notes shall be expressly subordinated to the extent and in the manner set forth in the Subordination Agreement (defined below) and each Purchaser hereby agrees to enter into such agreements and take such additional action as may be necessary to effect such subordination in accordance with the terms of the Notes.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser that, except as set forth on a Schedule of Exceptions delivered separately by the Company to each Purchaser, which exceptions shall be deemed to be representations and warranties as if made hereunder, the following representations are true and complete as of the date of the Initial Closing:

(a) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

(b) Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the authorization, sale, issuance and delivery of the Securities and the performance of all obligations of the Company hereunder, thereunder and under the Notes has been taken or will be taken prior to the Initial Closing, except that the Company has not obtained the necessary corporate approval for the authorization of any shares of Next Equity Securities. This Agreement and the Notes when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. The issuance, sale or delivery of the Notes and the repayment of the Notes is not subject to any negative covenants or other restrictions other than the Subordination Agreement.

(c) No Violations or Defaults. Neither the Company nor any of its subsidiaries is in violation or in default with respect to, nor will the execution, delivery and performance by the Company of this Agreement or the Notes violate or cause a default: (i) with respect to the Company, its Certificate of Incorporation (as amended to date, the “Certificate of Incorporation”) or its Bylaws (as amended to date, the “Bylaws”), with respect to the Company’s subsidiaries, its respective organizational documents, and with respect to any of them, any material judgment, order, writ, decree, statute, rule or regulation applicable to them; (ii) any indebtedness, mortgage, indenture, or security agreement; (iii) any other material contract the violation of which would reasonably be expected to have a material adverse effect on the Company; or (iv) any provision of any federal or state statute, rule, or regulation applicable to the Company, the violation of which would reasonably be expected to have a material adverse effect on the Company.

(d) Non-Contravention. The execution and delivery by the Company of this Agreement and the sale, issuance, and delivery of the Securities and the performance of all obligations of the Company under this Agreement and the Notes will not: (i) violate the Certificate of Incorporation, the Bylaws or any material judgment, order, writ, decree, statute, rule, or regulation applicable to the Company; (ii) violate or create an event of default under any provision of, or result in the breach or the acceleration of, or entitle any third party to accelerate (whether after the giving of notice or lapse of time or both), any indebtedness, mortgage, indenture, or security agreement; (iii) violate or create an event of default under any provision of, or result in the breach or the termination of, or entitle any third party to terminate (whether after the giving of notice or lapse of time or both), any material contract to which the Company is a party or by which it is bound; (iv) violate any provision of any federal or state statute, rule, or regulation applicable to the Company, the violation of which would reasonably be expected to have a material adverse effect on the Company; or (v) result in the creation or imposition of any lien upon any property, asset, or revenue of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties.

(e) No Litigation. There is no action, suit, proceeding, claim, arbitration, or investigation pending or, to the Company’s knowledge, threatened against the Company that (i) questions the validity, seeks to restrict or seeks to prevent the execution and delivery by the Company of this Agreement and the sale, issuance and delivery of the Securities and the performance of its obligations under this Agreement and the Notes or (ii) could reasonably be expected to have a material adverse effect on the Company, taken as a whole.

(f) Disqualification. The Company is not disqualified from relying on Rule 506 of Regulation D (“Rule 506”) under the Securities Act of 1933, as amended (the “Securities Act”) for any of the reasons stated in Rule 506(d) in connection with the issuance and sale of the Notes to the Purchasers. The Company has furnished to each Purchaser, a reasonable time prior to the date hereof, a description in writing of any matters that would have triggered disqualification under Rule 506(d) but which occurred before September 23, 2013, in each case, in compliance with the disclosure requirements of Rule 506(e).

(g) Indebtedness; Solvency. Other than: (i) the Notes, (ii) the Senior Indebtedness, (iii) capital leases and purchase money indebtedness incurred in the ordinary course of business, (iv) general, unsecured claims and trade payables in the ordinary course of business and (v) indebtedness listed on Schedule 4(g), as of the date of this Agreement, the Company has no outstanding liabilities or indebtedness, whether secured or unsecured. Immediately following the Initial Closing, (a) the sum of the debt (including contingent liabilities) of the Company and its subsidiaries, on a consolidated basis, does not exceed the fair value of the assets of the Company and its subsidiaries, on a consolidated basis, (b) the present fair saleable value of the assets of the Company and its subsidiaries, on a consolidated basis, is not less than the amount that will be required to pay the liabilities of the Company and its subsidiaries, on a consolidated basis, as they become absolute and matured, and (c) the Company shall generally be able to pay its debts (including trade debts) as they become due. For purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

(h) Pre-Emptive Rights. The Notes are not, and any capital stock of the Company issued upon conversion or exercise thereof shall not be, subject to any pre-emptive or similar rights other than those which have been fully satisfied or with respect to which enforceable waivers have been obtained prior to the Initial Closing.

(i) Offering. Subject in part to the truth and accuracy of each Purchaser’s representations set forth in Section 5 of this Agreement, the offer, sale and issuance of the Notes as contemplated by this Agreement are exempt from the registration requirements of any applicable state and federal securities laws.

(j) Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement.

(k) Financial Statements; Financial Condition. All financial statements for the Company previously delivered to Purchasers in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, the Company’s audited financial statements as of and for the year ended December 31, 2021) fairly present in all material respects the Company’s financial condition and results of operations for the periods covered thereby, subject, in the case of unaudited financial statements, to normal year-end adjustments and the absence of footnote disclosures. There has not been any material deterioration in the Company’s financial condition since the date of the most recent financial statements submitted to the Purchasers.

(l) Regulatory Compliance. The Company is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. The Company is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). The Company and each of its subsidiaries (a) have complied in all material respects with all applicable law, and (b) have not violated any applicable law the violation of which would reasonably be expected to have a material adverse effect on the Company’s business or operations. The Company and each of its subsidiaries have duly complied with, and their respective facilities, business, assets, property, leaseholds, real property and equipment are in compliance with, environmental laws, except where the failure to do so would not reasonably be expected to have a material adverse effect on the Company’s business or operations; there have been no outstanding citations, notices or orders of non-compliance issued to the Company or any of its subsidiaries or relating to their respective facilities, businesses, assets, property, leaseholds, real property or equipment under such environmental laws. The Company and each of its subsidiaries have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are reasonably necessary to continue their respective businesses as currently conducted, except where the failure to obtain or make or file the same would not reasonably be expected to have a material adverse effect on the Company’s business or operations.

(m) Title to Property and Assets. Except with respect to the security interests in the all of the Company’s assets granted to Lucid Trustee Services Limited as collateral agent for the benefit of Deutsche Bank NG, London Branch, the Company owns its properties and assets free and clear of all mortgages, deeds of trust, liens, encumbrances and security interests except for statutory liens for the payment of current taxes that are not yet delinquent and liens, encumbrances and security interests which arise in the ordinary course of business and which do not affect material properties and assets of the Company. With respect to the property and assets it leases, the Company is in material compliance with each such lease.

(n) CFIUS. The Company does not engage in (a) the design, fabrication, development, testing, production or manufacture of one (1) or more “critical technologies” within the meaning of the Defense Production Action of 1950, as amended, including all implementing regulations thereof (the “DPA”); (b) the ownership, operation, maintenance, supply, manufacture, or servicing of “covered investment critical infrastructure” within the meaning of the DPA (where such activities are covered by column 2 of Appendix A to 21 CFR Part 800); or (c) the maintenance or collection, directly or indirectly, of “sensitive personal data” of U.S. citizens withing the meaning of the DPA. The Company has no current intention of engaging in such activities in the future.

(o) Full Disclosure. No written representation, warranty or other statement of the Company or any of its subsidiaries in any report, certificate or written statement submitted to the Purchasers in connection with the consummation of the transactions contemplated by this Agreement and written supplements thereto, as of the date such representation, warranty, or other statement was made, taken together with all such reports, certificates and written statements submitted to the Purchasers, contains, when taken as a whole, any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the reports, certificates or written statements, in light of the circumstances they were made, not misleading in light of the circumstances under which they were made (it being recognized by the Purchasers that the projections and forecasts provided by the Company or any of its subsidiaries in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

5. Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants, severally and not jointly, to the Company that:

(a) Authorization. Such Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Purchaser, will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(b) Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Purchaser either has not been formed for the specific purpose of acquiring the Securities, or each beneficial owner of equity securities of or equity interests in the Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(c) Knowledge. The Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.

(d) Restricted Securities. The Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

(e) No Public Market. The Purchaser understands that no public market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Securities.

(f) Legends. The Purchaser understands that the Securities, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends (subject to Section 2(b) of the Note):

(i) “THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(ii) Any legend required by the securities laws of any state to the extent such laws are applicable to the Securities or any securities issued in respect thereof or exchange therefor.

(g) Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(h) Disqualification. The Purchaser represents that neither the Purchaser, nor any person or entity with whom the Purchaser shares beneficial ownership of Company securities, is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act. Each Purchaser also agrees to notify the Company if such Purchaser or any person or entity with whom such Purchaser shares beneficial ownership of Company securities becomes subject to such disqualifications after the date hereof (so long as such Purchaser or any such person beneficially owns any equity securities of the Company).

(i) Lock-up Agreement.

(i) Lock-up Period; Agreement. If so requested by the Company or the underwriters in connection with the initial public offering of the Company’s securities registered under the Securities Act of 1933, as amended, the Purchasers shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (except for those being registered) without the prior written consent of the Company or such underwriters, as the case may be, for 180 days from the effective date of the registration statement, and Purchaser shall execute an agreement reflecting the foregoing as may be reasonably requested by the underwriters at the time of such offering. Any waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply to all securityholders subject to such agreements pro rata based on the number of shares subject to such agreements.

(ii) Limitations. The obligations described in Section 5(i)(i) shall apply only if all officers and directors are subject to similar restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all 1% securityholders of the Company, and shall not apply to a registration relating solely to employee benefit plans, or to a registration relating solely to a transaction pursuant to Rule 145 under the Securities Act.

(iii) Stop-Transfer Instructions. In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the securities of each Purchaser (and the securities of every other person subject to the restrictions in Section 5(i)(i)).

(iv) Transferees Bound. Each Purchaser agrees that prior to the Company’s initial public offering it will not transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Section 5(i).

(v) Subsequent Agreements. To the extent any Purchaser becomes a party to any agreement with the Company containing a lock-up agreement similar to this Section 5(i) (a “Subsequent Agreement”), such Subsequent Agreement shall supersede and replace the terms of this Section 5(i) in their entirety.

(j) Foreign Investors. If a Purchaser is not a United States person (as defined by Rule 902(k) under the Securities Act), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Purchaser’s subscription and payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.

(k) Foreign Investment Risk Review Modernization Act. Each Purchaser, other than PF GA Investment 5, Inc., a British Virgin Islands business company (“PeopleFund”) and SVF Fetch (Cayman) Limited, an exempted company incorporated in the Cayman Islands (“SoftBank”), represents that it is not a “foreign person” within the meaning defined in 31 C.F.R. Part 800, unless the Company has otherwise explicitly waived the requirement of this subsection as it applies to a particular Purchaser in writing.

(l) Foreign Investment Regulations. Each Purchaser represents that any consideration to be paid for Securities pursuant to this Agreement does not derive from activity that is or was contrary to law or from a person or location that is or was the subject of a United States embargo or other economic sanction and that no consideration to be paid for Securities in accordance with this Agreement will provide the basis for liability for any person under United States anti-money laundering laws or economic sanctions laws. Each Purchaser represents that neither such Purchaser nor any of its nominees or affiliates is on the specially designated OFAC list or similar European Union watch list.

6. Conditions of the Purchasers’ Obligations at Closing. The obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the applicable Closing, of each of the following conditions, unless otherwise waived:

(a) Note Documents. The Purchasers shall have received, in form and substance acceptable to the Purchasers, duly executed copies of this Agreement, the Note applicable to such Purchaser, and the Subordination Agreement.

(b) Representations and Warranties. The representations and warranties of the Company contained in Section 4 shall be true on and as of the applicable Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

(c) Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

(d) No Event of Default. No Event of Default shall exist as of the date of the Closing or would result therefrom.

(e) Minimum Investment Amount. At the Initial Closing, the Company shall have received an aggregate of at least US$20,000,000 from the sale and issuance of Notes to parties other than SoftBank.

(f) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at any Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to each Purchaser, and each Purchaser (or its counsel) shall have received all such counterpart original and certified or other copies of such documents as reasonably requested. Such documents may include good standing certificates.

7. Conditions of the Company’s Obligations at Closing. The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the applicable Closing, of each of the following conditions, unless otherwise waived:

(a) Representations and Warranties. The representations and warranties contained in Section 5 of each Purchaser participating in the applicable Closing shall be true on and as of such Closing with the same effect as though such representations and warranties had been made on and as of such Closing.

(b) Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

(c) Delivery of Form W-8 BEN or Form W-9. Each Purchaser, other than SoftBank, shall have completed and delivered to the Company a validly executed IRS Form W-8 BEN or IRS Form W-9, as applicable, establishing such Purchaser’s exemption from withholding tax.

(d) Subordination Agreement. The Purchasers, the Company, Lucid Trustee Services Limited and the lenders named therein from time to time, shall have become parties to that certain Subordination Agreement dated October 7, 2021 (the “Subordination Agreement”).

8. Finder’s Fee. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

9. Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that none of the other Purchasers nor the respective controlling persons, officers, directors, partners, agents, or employees of such other Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Securities.

10. Miscellaneous.

(a) Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of Delaware, without giving effect to principles of conflicts of law.

(b) Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

(c) Amendments and Waivers. Any term of this Agreement or any Note issued pursuant hereto may be amended or waived only with the written consent of the (A) Company and (B) the holders of a majority of the aggregate principal amount of the Notes then outstanding (the “Requisite Holders”). Notwithstanding the foregoing, such amendment or waiver shall not be effective with respect to any Purchaser unless consented to by such Purchaser if such amendment or waiver would (i) modify any requirement hereunder or thereunder that any particular action be taken by a Purchaser; (ii) modify this Section 10(c), Section 11(c) of the Note or subject the Purchaser to any additional obligations; (iii) affect the ranking of the Purchaser’s Note compared to the other Notes in a manner adverse to Purchaser or otherwise treat a Purchaser or a Purchaser’s Note differently from any other Purchasers or their Notes, respectively; (iv) make a Purchaser’s Note payable in money or securities other than those stated in the Note; (v) change the principal or interest of any Note; or (vi) change the repayment or conversion terms of any Note in a manner adverse to the holder thereof. Any amendment or waiver effected in accordance with this Section 10(c) shall be binding upon each Purchaser and each transferee of the Securities, each future holder of all such Securities, and the Company.

(d) Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign its rights and obligations under this Agreement only with the consent of the Requisite Holders. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.

(e) Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.

(f) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(g) Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(h) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Execution of a facsimile or scanned copy will have the same force and effect as execution of an original, and a facsimile or scanned signature will be deemed an original and valid signature.

(i) Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF BUSINESS OVERSIGHT OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

(j) Waiver of Conflicts. Each party to this Agreement acknowledges that Orrick, Herrington & Sutcliffe LLP, counsel for the Company, may have in the past performed and may continue to perform legal services for certain of the Purchasers in matters unrelated to the transactions described in this Agreement, including the representation of such Purchasers in venture capital financings and other matters. Accordingly, each party to this Agreement hereby (a) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; and (b) gives its informed consent to Orrick, Herrington & Sutcliffe LLP’s representation of certain of the Purchasers in such unrelated matters and to Orrick, Herrington & Sutcliffe LLP’s representation of the Company in connection with this Agreement and the transactions contemplated hereby.

(k) Dispute Resolution. Any unresolved controversy or claim arising out of or relating to this Agreement or the Notes shall be submitted to confidential and binding arbitration by one arbitrator mutually agreed upon by the parties from a list of names thirty (30) days after names of potential arbitrators have been proposed by JAMS (“JAMS”). If the parties cannot agree on an arbitrator, then JAMS shall appoint one arbitrator after the parties have identified any members of the panel who should be stricken for cause. Any arbitrator candidate must have more than 20 years’ experience in corporate finance transactions of the type provided for in this Agreement and the Notes. The arbitration shall take place in San Francisco, California, in accordance with JAMS’ Streamlined Arbitration Rules and Procedures then in effect, and judgment upon any award rendered in such arbitration will be binding and may be entered in any court having jurisdiction thereof. There shall be limited discovery prior to the arbitration hearing as follows: (a) exchange of witness lists and copies of documentary evidence and documents relating to or arising out of the issues to be arbitrated, (b) depositions of all identified party witnesses, and (c) such other depositions as may be allowed by the arbitrators upon a showing of good cause. Depositions shall be conducted in accordance with the Delaware Code of Civil Procedure. The arbitrator shall be required to provide in writing to the parties the basis for the award or order of such arbitrator, and a court reporter shall record all hearings, with such record constituting the official transcript of such proceedings. The arbitrator may, in the award, allocate all or part of the costs of the arbitration, including the fees of the arbitrator and the reasonable attorneys’ fees to the prevailing party. Each of the parties to this Agreement consents to personal jurisdiction for any equitable action sought in the U.S. District Court for the applicable district court in San Francisco, California, or any court of the California having subject matter jurisdiction pending the completion of the arbitration or in any action sought to challenge or enforce the arbitration award.

(l) Attorneys’ Fees. If any action at law or in equity (including, arbitration) is necessary to enforce or interpret the terms of any of this Agreement or the Notes, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

(m) Fees and Expenses. Each party shall pay its own fees and expenses in connection with the negotiation and preparation of this Agreement and the actions contemplated hereunder.

[Signature Pages Follow]

The parties have executed this Subordinated Convertible Note Purchase Agreement as of the date first written above.

THE COMPANY:

GETAROUND, INC.

By:	/s/ Sam Zaid
(Signature)

Name: Sam Zaid
Title: CEO

Address: 55 Green Street San Francisco, CA 94111 United States

SIGNATURE PAGE TO THE SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT OF GETAROUND, INC.

The parties have executed this Subordinated Convertible Note Purchase Agreement as of the date first written above.

THE PURCHASERS:

SVF FETCH (CAYMAN) LIMITED

By:	/s/ Karey Schreck

Name:	Karey Schreck
(as alternate to Karen Ellerbe)
Title: Director

Notice Address:

[***]

SIGNATURE PAGE TO THE SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT OF GETAROUND, INC.

The parties have executed this Subordinated Convertible Note Purchase Agreement as of the date first written above.

THE PURCHASERS:

PF GA Investment 5, Inc.
[PRINT PURCHASER NAME]

By:	/s/ Felipe Fernandez
(Signature)

Name: Felipe Fernandez
Title: Director

Address:

[***]

SIGNATURE PAGE TO THE SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT OF GETAROUND, INC.

The parties have executed this Subordinated Convertible Note Purchase Agreement as of the date first written above.

THE PURCHASERS:

Braemar Energy Ventures III, LP
[PRINT PURCHASER NAME]

By:	/s/ Neil S. Suslak
(Signature)

Name: Neil S. Suslak
Title: Managing Partner

Address:

[***]

SIGNATURE PAGE TO THE SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT OF GETAROUND, INC.

The parties have executed this Subordinated Convertible Note Purchase Agreement as of the date first written above.

THE PURCHASERS:

Eric Ha
[PRINT PURCHASER NAME]

By:	/s/ Eric Ha
(Signature)

Name: Eric Ha
Title:

Address:

[***]

SIGNATURE PAGE TO THE SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT OF GETAROUND, INC.

The parties have executed this Subordinated Convertible Note Purchase Agreement as of the date first written above.

THE PURCHASERS:

Hung Kin Ho
[PRINT PURCHASER NAME]

By:	/s/ Eddie Hung
(Signature)

Name: Eddie Hung
Title:

Address:

[***]

SIGNATURE PAGE TO THE SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT OF GETAROUND, INC.

The parties have executed this Subordinated Convertible Note Purchase Agreement as of the date first written above.

THE PURCHASERS:

Elpis Capital GmbH
[PRINT PURCHASER NAME]

By:	/s/ Martin Davalos
(Signature)

Name: Martin Davalos
Title: Managing Director

By:	/s/ Christian Krumb
(Signature)

Name: Christian Krumb
Title: Managing Director

Address:

[***]

SIGNATURE PAGE TO THE SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT OF GETAROUND, INC.

The parties have executed this Subordinated Convertible Note Purchase Agreement as of the date first written above.

THE PURCHASERS:

Henry McGovern
[PRINT PURCHASER NAME]

By:	/s/ Henry McGovern
(Signature)

Name: Henry McGovern
Title:

Address:

[***]

SIGNATURE PAGE TO THE SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT OF GETAROUND, INC.

The parties have executed this Subordinated Convertible Note Purchase Agreement as of the date first written above.

THE PURCHASERS:

Parul Gujral
[PRINT PURCHASER NAME]

By:	/s/ Parul Gujral
(Signature)

Name: Parul Gujral
Title:

Address:

[***]

SIGNATURE PAGE TO THE SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT OF GETAROUND, INC.

The parties have executed this Subordinated Convertible Note Purchase Agreement as of the date first written above.

THE PURCHASERS:

Eddy Y. Chan and Yunmi Chan,
Trustees of the Chan Revocable Trust
[PRINT PURCHASER NAME]

By:	/s/ Eddy Chan
(Signature)

Name: Eddy Chan
Title: Trustee

Address:

[***]

SIGNATURE PAGE TO THE SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT OF GETAROUND, INC.

The parties have executed this Subordinated Convertible Note Purchase Agreement as of the date first written above.

THE PURCHASERS:

Iron Coat Technology HK Limited
[PRINT PURCHASER NAME]

By:	/s/ William Au
(Signature)

Name: William Au
Title: President and CEO

Address:

[***]

SIGNATURE PAGE TO THE SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT OF GETAROUND, INC.

The parties have executed this Subordinated Convertible Note Purchase Agreement as of the date first written above.

THE PURCHASERS:

Bruno Bowden
[PRINT PURCHASER NAME]

By:	/s/ Bruno Bowden
(Signature)

Name: Bruno Bowden
Title:

Address:

[***]

SIGNATURE PAGE TO THE SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT OF GETAROUND, INC.

The parties have executed this Subordinated Convertible Note Purchase Agreement as of the date first written above.

THE PURCHASERS:

AltoIRA Empire Trust
Custodian FBO Bruno Bowden Roth IRA
[PRINT PURCHASER NAME]

By:	/s/ Eric Satz
(Signature)

Name: Eric Satz
Title: CEO, AltoIRA

Address:

[***]

SIGNATURE PAGE TO THE SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT OF GETAROUND, INC.

The parties have executed this Subordinated Convertible Note Purchase Agreement as of the date first written above.

THE PURCHASERS:

SOS Select Fund LP
[PRINT PURCHASER NAME]

By:	/s/ Sean O’Sullivan
(Signature)

Name: Sean O’Sullivan
Title: Managing Partner

Address:

[***]

SIGNATURE PAGE TO THE SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT OF GETAROUND, INC.

The parties have executed this Subordinated Convertible Note Purchase Agreement as of the date first written above.

THE PURCHASERS:

Tariq Zaid
[PRINT PURCHASER NAME]

By:	/s/ Tariq Zaid
(Signature)

Name: Tariq Zaid
Title:

Address:

[***]

SIGNATURE PAGE TO THE SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT OF GETAROUND, INC.

The parties have executed this Subordinated Convertible Note Purchase Agreement as of the date set forth below.

THE PURCHASERS:

Braemar Energy Ventures III, LP
[PRINT PURCHASER NAME]

By:	/s/ Neil S. Suslak
(Signature)

Date Signed: 9/29/2022
Name: Neil S. Suslak
Title: Managing Partner

Address:

[***]

SIGNATURE PAGE TO THE SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT OF GETAROUND, INC.

The parties have executed this Subordinated Convertible Note Purchase Agreement as of the date set forth below.

THE PURCHASERS:

Iron Coat Technology HK Limited
[PRINT PURCHASER NAME]

By:	/s/ William Au
(Signature)

Date Signed: 9/30/2022
Name: William Au
Title: President and CEO

Address:

[***]

SIGNATURE PAGE TO THE SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT OF GETAROUND, INC.

The parties have executed this Subordinated Convertible Note Purchase Agreement as of the date set forth below.

THE PURCHASERS:

Tariq Zaid
[PRINT PURCHASER NAME]

By:	/s/ Tariq Zaid
(Signature)

Date Signed: 9/30/2022
Name: Tariq Zaid
Title:

Address:

[***]

SIGNATURE PAGE TO THE SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT OF GETAROUND, INC.

The parties have executed this Subordinated Convertible Note Purchase Agreement as of the date set forth below.

THE PURCHASERS:

Jonathan Iu
[PRINT PURCHASER NAME]

By:	/s/ Jonathan Iu
(Signature)

Date Signed: 9/30/2022
Name: Jonathan Iu
Title:

Address:

[***]

SIGNATURE PAGE TO THE SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT OF GETAROUND, INC.

EXHIBIT B

SUBORDINATED CONVERTIBLE PROMISSORY NOTE

THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

GETAROUND, INC.

SUBORDINATED CONVERTIBLE PROMISSORY NOTE

$___________________	__________, 2022
San Francisco, United States

For value received, Getaround, Inc., a Delaware corporation (the “Company”), promises to pay to ____________________ (the “Holder”), the principal sum of __________________________ ($_________). Interest shall accrue from the date of this Subordinated Convertible Promissory Note (this “Note”) on the unpaid principal amount at a rate equal to 1.85% per annum, compounded annually, on the basis of a year of 365 days. If a Qualified Financing, Qualified IPO, SPAC Transaction or Liquidation Transaction (as such terms are defined herein) is consummated, all interest on this Note shall be deemed to have stopped accruing as of a date selected by the Company that is up to 10 calendar days prior to the closing of such Qualified Financing, Qualified IPO, SPAC Transaction or Liquidation Transaction, provided that the Company shall give the Holder notice of such date and the total principal and accrued interest as of such date within two (2) days of the selection thereof. This Note is subject to the following terms and conditions.

1. Basic Terms.

(a) Maturity. While this Note is outstanding, principal and any accrued but unpaid interest under this Note shall be due and payable upon written demand of the Holder at any time on or after May 31, 2024 (the “Maturity Date”). Subject to Section 2 and 3 below, interest shall accrue on this Note and shall be due and payable with each installment of principal.

(b) Series of Notes. This Note is one of a series of Subordinated Convertible Promissory Notes containing substantially identical terms and conditions issued pursuant to that certain Subordinated Convertible Note Purchase Agreement, dated as of May [ ], 2022 and amended thereafter (as amended the “Purchase Agreement”). Such Notes are referred to herein as the “Notes,” the holders thereof are referred to herein as the “Holders,” and the Holders of a majority of the aggregate unpaid principal amount of the Notes are referred to herein as the “Requisite Holders.” The Company shall maintain a ledger of all Holders. Capitalized terms not otherwise defined herein have the meaning given them in the Purchase Agreement. All Notes shall rank pari passu in right of repayment.

(c) Securities. The Notes and the equity securities issuable upon conversion thereof are collectively referred to herein as the “Securities.”

(d) Payment; Prepayment. All payments shall be made in lawful money of the United States of America at such place as the Holder hereof may from time to time designate in writing to the Company. Payment shall be credited first to any expenses due and payable in accordance with Section 6 hereof or Section 10 of the Purchase Agreement, then to the accrued interest then due and payable, and the remainder shall be applied to principal. Except with respect to a repayment pursuant to Section 2(d), the Company shall not prepay this Note at any time without the written consent of the Requisite Holders, and any such prepayment shall be made to all Holders on a pari passu basis.

(e) Security; Priority. This Note is a general unsecured obligation of the Company. This Note shall be subordinated in right of payment to all current and future indebtedness of the Company for borrowed money (whether or not such indebtedness is secured) to banks, commercial finance lenders or other institutions regularly engaged in the business of lending money in accordance with and pursuant to one or more customary subordination agreements to be executed with such lenders in form and substance reasonably acceptable to the Requisite Holders.

2. Conversion or Repayment.

(a) Qualified Financing Conversion. In the event that the Company issues and sells shares of its preferred stock (“Next Equity Securities”) to investors (“Investors”) in an equity financing on or after January 1, 2023 with total cash proceeds to the Company of not less than $50,000,000 (excluding the conversion of the Notes and any other indebtedness for borrowed money or amounts received on account of Simple Agreements for Future Equity or similar convertible instruments), (such equity financing, a “Qualified Financing”) prior to repayment or conversion in full of this Note, the outstanding principal and any accrued but unpaid interest under this Note (the “Conversion Amount”) shall automatically convert in whole without any further action required by the Holder into shares of Next Equity Securities at a conversion price equal to 70% of the lowest price paid per share paid in cash (or cash equivalents) by the Investors for Next Equity Securities in the Qualified Financing (the “Qualified Financing Conversion Price”). Such conversion shall be effected at such closing in which the financing qualifies as a Qualified Financing. Except for the Qualified Financing Conversion Price, the issuance of Next Equity Securities pursuant to the conversion of this Note pursuant to the terms of this Section 2(a) shall be upon and subject to the same terms and conditions applicable to the Next Equity Securities sold in the Qualified Financing. In connection with conversion of this Note upon a Qualified Financing, the Holder hereby agrees to execute and deliver to the Company all transaction documents related to the Qualified Financing executed by the investors in the Qualified Financing, including a purchase agreement and other ancillary agreements, with customary representations and warranties and transfer restrictions, including a lock-up agreement in connection with an initial public offering.

(b) Conversion upon the consummation of a Qualified Initial Public Offering. In the event the Company consummates a Qualified IPO (as defined in the Company’s Eleventh Amended & Restated Certificate of Incorporation, as amended from time to time, the “Restated Certificate”) prior to the Maturity Date, the Conversion Amount shall automatically convert in whole without any further action by the Holder into shares of Common Stock at a conversion price equal to 70% of the initial offering price (the “Qualified IPO Conversion Price”). Such conversion shall take place immediately prior to the initial sale and issuance of shares of the Company’s common stock in the Qualified IPO, and the shares issuable upon such conversion shall be entered in the Holder’s name in book-entry form in the name of the Holder (i) without a restrictive legend under the Securities Act of 1933, as amended, if such conversion has happened more than 180 days after the date of the Qualified IPO, unless the Holder is then an affiliate of the Company, and (ii) with applicable lock-up restrictions.

(c) Conversion upon the consummation of a SPAC Transaction. In the event the Company consummates a SPAC Transaction (as defined below) prior to the Maturity Date, pursuant to such SPAC Transaction, the Conversion Amount shall automatically convert, upon closing of the SPAC Transaction, in whole without any further action by the Holder into shares of Common Stock (the “SPAC Shares”) of the special purpose acquisition company (the “Issuer”) at a conversion price that is equal to 70% of the SPAC Share price of $10.00 per share (the “SPAC Conversion Price”). The SPAC Shares issued pursuant to the conversion of this Note under this Section 2(c) shall have the same registration rights as are provided to other stockholders of the Company pursuant to the SPAC Transaction. In connection with such conversion of this Note, the Holder hereby agrees to execute and deliver all transaction documents related to such SPAC Transaction as the Issuer may reasonably request. The term “SPAC Transaction” means a transaction or series of related transactions (whether by merger, consolidation, reorganization, business combination or otherwise) whereby a special purpose acquisition company acquires equity interests of the Company (or any surviving or resulting company) and which transaction results in the Company (or any surviving or resulting company into which the Company is merged, consolidated, reorganized or combined), or any parent company that directly or indirectly beneficially owns the Company, being listed on a U.S. national securities exchange or market.

(d) Liquidation Transaction. In the event of a Liquidation Transaction (as defined in the Restated Certificate) other than a SPAC Transaction, upon the consummation of such Liquidation Transaction, this Note shall be convert into the right to receive payment in cash equal to (i) any unpaid accrued interest on this Note plus (ii) the outstanding principal amount of this Note multiplied by 1.5 plus (iii) any unpaid costs and expenses that have accrued in accordance with Section 6 hereof or Sections 10(l) or 10(m) of the Purchase Agreement. In connection with conversion of this Note upon a Liquidation Transaction pursuant to the prior sentence, the Holder hereby agrees to execute and deliver to the Company a customary payoff letter and other reasonably requested documents, if any, as required to consummate the Liquidation Transaction.

(e) Effect of Event of Default. Notwithstanding anything to the contrary in this Note, an automatic conversion of this Note shall require the express prior written consent of the Requisite Holders following the occurrence of any uncured Event of Default under this Note not cured within the prescribed period (to the extent permitted to be so cured in accordance with the terms hereof), and as may be further amended, modified, restated, replaced or supplemented from time to time.

3. Mechanics and Effect of Conversion. In connection with any conversion of this Note, the Holder shall surrender this Note, duly endorsed, to the Company or any transfer agent of the Company, and shall deliver to the Company any other documentation reasonably required by the Company in connection with such conversion (including, in the event of a conversion of this Note into capital stock, the applicable transaction documents, as described in and subject to any restrictions set forth in Section 2). The Company shall not be required to issue or deliver the capital stock or other property into which this Note may convert until the Holder has surrendered this Note to the Company and delivered to the Company such documentation. No fractional shares of the Company’s capital stock will be issued upon conversion of this Note. In lieu of any fractional share to which the Holder would otherwise be entitled, at the request of the Holder the Company will pay to the Holder in cash the amount of the unconverted principal and interest balance of this Note that would otherwise be converted into such fractional share. Upon conversion of this Note, the Company will be forever released from all of its obligations and liabilities under this Note with regard to that portion of the principal amount and accrued interest being converted including without limitation the obligation to pay such portion of the principal amount and accrued interest.

4. Stockholders, Officers and Directors Not Liable. In no event shall any stockholder, officer or director of the Company be liable for any amounts due or payable pursuant to this Note.

5. Interest Rate Limitation. Notwithstanding anything to the contrary contained in this Note or the Purchase Agreement (the “Loan Documents”), the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable law (the “Maximum Rate”). If the Holder shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal remaining owed under this Note or, if it exceeds such unpaid principal, refunded to the Company. In determining whether the interest contracted for, charged, or received by the Holder exceeds the Maximum Rate, the Holder may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of this Note.

6. Action to Collect on Note. The Company shall pay on demand all of the Holder’s costs and expenses, including reasonable attorney’s fees and in connection with any legal proceeding, incurred in connection with Holder’s efforts to collect on this Note following the occurrence and continuation of an Event of Default.

7. Loss of Note. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note or any Note exchanged for it, and indemnity satisfactory to the Company (in case of loss, theft or destruction) or surrender and cancellation of such Note (in the case of mutilation), the Company will make and deliver in lieu of such Note a new Note of like tenor.

8. Event of Default. The occurrence of any of the following shall constitute an “Event of Default” under the Notes and the Purchase Agreement:

(a) Failure to Pay. The Company shall fail to pay, when due any principal or interest payment due under any of the Notes;

(b) Breaches of Covenants. The Company shall fail to observe or perform any material obligation, condition or agreement contained in the Note or the Purchase Agreement and such failure shall continue for ten (10) days (other than for those specified in Section 8(a) of the Note, which shall instead be subject to a three (3) day cure period) after the Company’s receipt of written notice to the Company of such failure;

(c) Representation Default. Any representation, warranty or certification made by the Company herein or in the Purchase Agreement or in any certificate, report, document, agreement or instrument delivered pursuant to any provision hereof or thereof shall prove to have been false or incorrect in any material respect on the date or dates as of which made (any such falsity being a “Representation Default”) and, to the extent the event or circumstances giving rise to such Representation Default is amenable to being cured such that the Representation Default would no longer exist, such Representation Default shall continue uncured for a period of ten (10) days after the Company knew or should have known, exercising reasonable diligence, of the event or circumstances giving rise to such Representation Default;

(d) Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) admit in writing its inability to pay its debts generally as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be dissolved or liquidated, (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing; or

(e) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company, or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or any of its debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement.

9. Rights of Holders upon Event of Default. Upon the occurrence of any Event of Default (other than an Event of Default described in Section 8(d) or Section 8(e)) and at any time thereafter during the continuance of such Event of Default, the Requisite Holders, by written notice to the Company, may declare all outstanding principal amounts of the Notes, together with any accrued but unpaid interest thereon, to be immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Purchase Agreement to the contrary notwithstanding. Upon the occurrence of any Event of Default described in Section 8(d) or Section 8(e), immediately and without notice or further action by the Holder or the Requisite Holders, all outstanding principal amounts of the Notes, together with any accrued but unpaid interest thereon, shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Purchase Agreement to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence and during the continuance of any Event of Default, the Requisite Holders may exercise any other right power or remedy granted to them by the Notes or the Purchase Agreement or otherwise permitted by law, either by suit in equity or by action at law, or both. The Company shall give the Holders prompt (and in any case within 2 business days) written notice of becoming aware of the occurrence of a default or event of default under Senior Indebtedness.

10. Subordination.

(a) The indebtedness evidenced by this Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth in an applicable Subordination Agreement (described below), in right of payment to the prior payment in full of all of the Company’s Senior Indebtedness, subject to the terms and conditions of such Subordination Agreement. The Holder further agrees to execute a customary form of subordination agreement, as requested by any current or future lender to the Company, in form and substance reasonably acceptable to the Requisite Holders, to effect the foregoing subordination, including, without limitation, that certain Subordination Agreement by and among Lucid Trustee Services Limited, the lenders party thereto from time to time, and the Holders, dated October 7, 2021 (the “Subordination Agreement”). “Senior Indebtedness” shall mean the principal of and unpaid interest and premium, if any, on (i) indebtedness for borrowed money of the Company or with respect to which the Company is a guarantor, whether outstanding on the date hereof or hereafter created, to banks, commercial finance lenders or other institutions regularly engaged in the business of lending money, whether or not secured, (ii) any deferrals, renewals or extensions or any debentures, notes or other evidence of indebtedness issued in exchange for such Senior Indebtedness, and (iii) that indebtedness set forth in that certain Credit Agreement, dated as of October 7, 2021 by and between the Company and Deutsche Bank AG, London Branch, as Lead Arranger. Nothing contained in this the preceding paragraphs shall impair, as between the Company and the Holder, the obligation of the Company, which is absolute and unconditional, to pay to the Holder hereof the principal hereof and interest hereon as and when the same shall become due and payable, or shall prevent the Holder, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law, all subject to the rights, if any, of the holders of Senior Indebtedness under the preceding paragraphs to receive cash or other properties otherwise payable or deliverable to the Holder pursuant to this Note.

11. Miscellaneous.

(a) Tax Treatment. The parties intend to treat the Notes as equity (and not debt) for U.S. federal income tax purposes, unless as required by a final determination (as defined in Section 1313(a) of the Code) or settlement with respect to a tax audit, contest or similar proceeding. The Company agrees to treat, for U.S. federal income tax purposes, (i) the income with respect to the Notes as accruing at a rate not in excess of the stated annual coupon, and (ii) any conversion of the Notes as a transaction in which gain or loss is not recognized to the Purchaser; in each case, unless the Purchaser has given written consent or as required by a final determination (as defined in Section 1313(a) of the U.S. Internal Revenue Code) or settlement with respect to a tax audit, contest or similar proceeding. The Company shall use commercially reasonable efforts to provide any information reasonably requested by the Purchaser necessary to enable the Purchaser to comply with its U.S. federal income tax reporting obligations, including, but not limited to, a determination of the amount of the Company’s current and accumulated earnings and profits in any taxable year where such determination is relevant to determining the amount (if any) of any distribution received or deemed received by the Purchaser from the Company that is properly treated as a dividend for U.S. federal income tax purposes.

(b) Governing Law. The validity, interpretation, construction and performance of this Note, and all acts and transactions pursuant hereto and the rights and obligations of the Company and Holder shall be governed, construed and interpreted in accordance with the laws of the state of Delaware, without giving effect to principles of conflicts of law.

(c) Entire Agreement. This Note, together with the Purchase Agreement and the documents referred to therein, constitute the entire agreement and understanding between the Company and the Holder relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written between them relating to the subject matter hereof.

(d) Amendments and Waivers. Any term of this Note may be amended or waived only with the written consent of the Company and the Requisite Holders. Notwithstanding the foregoing, such amendment or waiver shall not be effective with respect to any Holder unless consented to by such Holder if such amendment or waiver would (i) modify any requirement hereunder that any particular action be taken by a Holder; (ii) modify this Section 11(c) or subject the Holder to any additional obligations; (iii) affect the ranking of this Note compared to the other Notes in a manner adverse to Holder or otherwise treat this Note differently from any other Notes; (iv) make this Note payable in money or securities other than those stated in this Note; (v) change the principal or interest of this Note; or (vi) change the repayment or conversion terms of this Note in a manner adverse to such Holder. In addition, any amendment or waiver of the last sentence of Section 1(d) (regarding prepayment of the Notes) or this sentence will require the unanimous consent of all Holders. Any amendment or waiver effected in accordance with this Section 11(c) shall be binding upon the Company, the Holder and each transferee of any Note.

(e) Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the Company and the Holder. Notwithstanding the foregoing, neither the Company or the Holder may assign, pledge, or otherwise transfer this Note without the prior written consent of the other party. Subject to the preceding sentence, this Note may be transferred only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. Thereupon, a new note for the same principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered holder of this Note.

(f) Notices. Any notice, demand or request required or permitted to be given under this Note shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records. All notices to the Company must also be sent to legal@getaround.com.

(g) Counterparts. This Note may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has executed this Subordinated Convertible Promissory Note as of the date first set forth above.

THE COMPANY:

GETAROUND, INC.

By:
(Signature)

Name:

Title:

Address:
55 Green Street
San Francisco, CA 94111

AGREED TO AND ACCEPTED:

THE HOLDER:

[______________________]